THE BJURMAN, BARRY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2003



     Effective January 9, 2004, the first sentence of footnote (1) on page 6 is amended as follows:

     The Adviser has, on a voluntary basis, agreed to waive all or a portion of its fee and to reimburse certain expenses of the Funds necessary to limit total operating expenses to 1.80% of each Fund's average net assets.

     The fourth sentence of the second paragraph on page 10 is amended as follows:

     Currently, the Adviser has voluntarily agreed to waive all or a portion of its fee, and/or to reimburse expenses of each Fund, to the extent necessary in order to limit net operating expenses - including the investment advisory fee - to an annual rate of not more than 1.80% of each Fund's average daily net assets.